UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2006
HYUNDAI ABS FUNDING CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-108545 (Commission File Number)	33-0978453 (IRS Employer Identification No.)
10550 TALBERT AVENUE
FOUNTAIN VALLEY, CALIFORNIA 92708
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (714) 594-1579
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01 OTHER EVENTS
Hyundai ABS Funding Corporation (the “Registrant”) is hereby filing the servicer report (the “Servicer Report”) which Hyundai Motor Finance Company (“HMFC”) is required to file pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of July 8, 2005, among Hyundai Auto Receivables Trust 2005-A (the “Issuer”), the Registrant, HMFC and Citibank, N.A., as indenture trustee. The Servicer Report filed hereby covers the period from December 1, 2005 to December 31, 2005.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits
     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 20.1	Servicer’s Report

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

HYUNDAI ABS FUNDING CORPORATION
By:	/s/ Min Sok Randy Park
	Name:	Min Sok Randy Park
	Title:	Vice President and Secretary

Date: January 17, 2006

EXHIBIT INDEX
Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 20.1	Servicer’s Report